UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 2012


                          PSYCHIC FRIENDS NETWORK INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      001-33968                   N/A
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

2360 Corporate Circle, Suite 400, Henderson, NV                   89074-772
   (Address of principal executive offices)                      (Zip Code)

                                 (702) 608-7360
              (Registrant's telephone number, including area code)

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On June 30, 2012, pursuant to a certain Financing Agreement entered into with Right Power Services Ltd, a foreign corporation, in connection with our March 30, 2012 acquisition of the assets of PFN Holdings, Inc., the Company accepted a subscription agreement with Right Power Services Limited, a foreign corporation, for a private placement representing the third and final tranche of investment as called for under the Financing Agreement for issuance of 333,333 shares of its common stock at a price of $0.75 per share for proceeds of $250,000. These shares were issued without a prospectus, in reliance on the exemption from registration found in Regulation S of the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIC FRIENDS NETWORK INC.


/s/ Marc Lasky
--------------------------------------------
Marc Lasky
Chief Executive Officer

Date: July 9, 2012

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